PREMISES AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2012
PREMISES AND EQUIPMENT
Schedule of details of premises and equipment

Details of premises and equipment at December 31 are as follows (dollars in thousands):

	2012	2011

Land	$2,062	$1,811
Buildings and improvements	13,151	12,141
Furniture, fixtures, and equipment	5,916	4,933
Construction in progress	19	196
Total cost basis	21,148	19,081
Less - accumulated depreciation	10,515	9,454

Net book value	$10,633	$9,627